EXHIBIT 99.1

     Camden Property Trust Announces Fourth Quarter 2003 Operating Results

    HOUSTON--(BUSINESS WIRE)--Feb. 5, 2004--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the fourth quarter of 2003 totaled $0.83 per diluted share or $36.3 million, as compared to $0.84 per diluted share or $35.8 million reported for the same period in 2002. On a year-to-date basis, Camden's twelve-month FFO totaled $3.08 per diluted share or $133.1 million in 2003, compared to $3.39 per diluted share or $150.1 million in 2002. Due to the implementation of new accounting guidance, FFO for 2002 has been adjusted by $0.01 per diluted share to include losses related to early retirement of debt.
    Net income ("EPS") for the fourth quarter of 2003 was $0.22 per diluted share compared to $0.93 per diluted share for the same period in 2002. EPS for the fourth quarter of 2002 included a $0.71 per diluted share impact from gain on sale of properties. For the twelve months ended Dec. 31, 2003, EPS totaled $0.71 per diluted share compared to $1.73 per diluted share in 2002. EPS for the twelve months ended Dec. 31, 2003 and 2002 included a $0.10 and $0.67 per diluted share impact from gain on sale of properties, respectively. A reconciliation of net income to FFO is included in the financial tables accompanying this press release.
    Physical occupancy levels averaged 94.5% during the fourth quarter of 2003 as compared to 94.4% in the third quarter of 2003 and 92.0% in the fourth quarter of 2002. For the 42,137 apartment homes included in "same-property" results, fourth quarter 2003 revenues increased 0.9% while operating expenses increased 5.1%, producing a 1.7% decline in same-property net operating income ("NOI") compared to the fourth quarter of 2002. On a sequential basis, fourth quarter 2003 same property NOI increased 4.9% compared to third quarter 2003, with revenues increasing 0.2% and expenses decreasing 6.4% compared to the prior quarter. On a year-to-date basis, 2003 same property NOI declined 5.0%, with a revenue decrease of 1.3% and expense growth of 4.7% compared to the same period in 2002. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.
    The Company continued its lease-ups of Camden Sierra at Otay Ranch in Chula Vista, Calif., Camden Oak Crest in Houston, Texas, and Camden Harbor View in Long Beach, Calif., during the quarter. Camden Sierra at Otay Ranch is currently 90% leased and 89% occupied, Camden Oak Crest is 84% leased and 85% occupied, and Camden Harbor View is 42% leased and 41% occupied. Construction on Camden Harbor View should be completed in spring 2004. Camden also began construction at year-end on Camden Westwind in Ashburn, Va. Camden Westwind is a $69.1 million project consisting of 464 apartment homes which is being developed by Camden in a joint venture format with Camden retaining a 20% interest. The project is expected to achieve initial occupancy in the first quarter of 2005, and reach stabilization in late 2006.
    Camden reconfirmed its expected range for 2004 FFO between $3.10 and $3.30 per diluted share and 2004 EPS between $0.58 and $0.78 per diluted share, excluding any gains recognized from property sales. The 2004 guidance is based on projections of same-property NOI growth between -2.0% and 2.0%, acquisitions of $100 million, dispositions of $100 million and new development starts of $100 to $200 million. For 2004, 12 research analysts have contributed FFO estimates on CPT to First Call ranging from $3.10 to $3.32 per diluted share, for a mean of $3.23 per diluted share. The Company also provided guidance for the first quarter of 2004 of $0.76 to $0.79 per diluted share for FFO and $0.14 to $0.17 per diluted share for EPS. Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.
    The Company will hold a conference call on Friday, Feb. 6, 2004 at 9:00 a.m. CST to review its fourth quarter results and discuss its outlook for future performance. To participate in the call, please dial 800-884-5695 (domestic) or 617-786-2960 (international) by 8:50
a.m. CST and request the Camden Property Trust Fourth Quarter Earnings Call, Conference Passcode #61628222, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's Web site at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's Web site or by calling Camden's Investor Relations Department at 800-922-6336.
    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.
    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 144 properties containing 51,344 apartment homes in the Sunbelt and Midwestern markets from Florida to California. Upon completion of two properties under development, the Company's portfolio will increase to 52,346 apartment homes in 146 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our Web site at http://www.camdenliving.com.



                                CAMDEN
                           OPERATING RESULTS
      (In thousands, except per share and property data amounts)
----------------------------------------------------------------------
(Unaudited)                     Three Months Ended Twelve Months Ended
                                   December 31,       December 31,
                                ------------------ -------------------
OPERATING DATA                    2003     2002      2003      2002
                                --------- -------- --------- ---------
Revenues
Rental income                    $96,035  $91,967  $371,019  $365,883
Other property income              7,928    7,613    32,560    30,622
                                --------- -------- --------- ---------
   Total property income         103,963   99,580   403,579   396,505
                                --------- -------- --------- ---------
Development and construction
 fees                              1,453    1,472     5,567     4,497
Management fees                      421      458     1,709     1,767
Other income                       2,238    1,794     5,685     8,214
                                --------- -------- --------- ---------
   Total revenues                108,075  103,304   416,540   410,983

Expenses
Property operating and
 maintenance                      29,711   27,305   118,616   108,915
Real estate taxes                 10,680   10,124    44,128    41,005
                                --------- -------- --------- ---------
   Total property expenses        40,391   37,429   162,744   149,920
                                --------- -------- --------- ---------
Property management                2,660    2,807    10,154    10,027
Fee and asset management             679      897     3,908     2,499
General and administrative         4,305    4,249    16,231    14,439
Other expenses                         -      538     1,389     2,790
Losses related to early
 retirement of debt                    -        -         -       234
Interest                          19,955   18,837    75,414    71,499
Amortization of deferred
 financing costs                     711      635     2,634     2,165
Depreciation                      26,743   25,936   105,442   101,177
                                --------- -------- --------- ---------
   Total expenses                 95,444   91,328   377,916   354,750
                                --------- -------- --------- ---------
Income from continuing
 operations before gain on sale
 of properties, equity in income
 of joint ventures and minority
 interests                        12,631   11,976    38,624    56,233
Gain on sale of properties           419       72     2,590       359
Equity in income of joint
 ventures                             48      (22)    3,200       366
Income allocated to minority
 interests
   Distributions on units
    convertible into perpetual
    preferred shares              (3,093)  (3,218)  (12,747)  (12,872)
   Income allocated to units
    convertible into common
    shares                          (755)    (600)   (2,237)   (1,807)
                                --------- -------- --------- ---------
Income from continuing
 operations                        9,250    8,208    29,430    42,279
   Income from discontinued
    operations                         -      871         -     3,134
   Gain on sale of discontinued
    operations                         -   29,199         -    29,199
                                --------- -------- --------- ---------
Net income                        $9,250  $38,278   $29,430   $74,612
                                ========= ======== ========= =========

FUNDS FROM OPERATIONS
  Net income                      $9,250  $38,278   $29,430   $74,612
  Real estate depreciation from
   continuing operations          26,225   25,404   103,354    99,206
  Real estate depreciation from
   discontinued operations             -      180         -     1,785
  Adjustments for unconsolidated
   joint ventures                    526      621     2,114     2,289
  (Gain) on sale of properties      (419)     (72)   (2,590)     (359)
  (Gain) on sale of properties
   held in joint ventures              -        -    (1,436)      (37)
  (Gain) on sale of discontinued
   operations                          -  (29,199)        -   (29,199)
  Income allocated to units
   convertible into common
   shares                            755      600     2,237     1,807
                                --------- -------- --------- ---------
     Funds from operations -
      diluted                    $36,337  $35,812  $133,109  $150,104
                                ========= ======== ========= =========

PER SHARE DATA
  Net income - basic               $0.23    $0.98     $0.75     $1.84
  Net income - diluted              0.22     0.93      0.71      1.73
  Income from continuing
   operations - basic               0.23     0.21      0.75      1.05
  Income from continuing
   operations - diluted             0.22     0.20      0.71      1.00
  Funds from operations -
   diluted                          0.83     0.84      3.08      3.39
  Cash distributions                0.64     0.64      2.54      2.54

Weighted average number of
 common and common equivalent
 shares outstanding:
     Basic                        39,743   39,247    39,355    40,441
     Diluted                      41,903   40,951    41,354    44,216
     FFO - diluted                43,782   42,837    43,234    44,216

PROPERTY DATA
  Total operating properties
   (end of period) (a)               144      143       144       143
  Total operating apartment
   homes in operating properties
   (end of period) (a)            51,344   50,790    51,344    50,790
  Total operating apartment
   homes (weighted average)       46,819   47,254    46,382    46,750
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)             46,819   46,087    46,382    45,465


(a) Includes joint venture investments.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.


                                CAMDEN
                            BALANCE SHEETS
                            (In thousands)
----------------------------------------------------------------------
(Unaudited)      Dec 31,    Sep 30,    Jun 30,    Mar 31,    Dec 31,
                  2003       2003       2003       2003       2002
              --------------------------------------------------------
ASSETS
Real estate
 assets, at
 cost
  Land           $400,490   $397,006   $396,527   $392,794   $386,246
  Buildings
   and
   improvements 2,499,214  2,462,252  2,437,833  2,392,936  2,348,702
               -------------------------------------------------------
                2,899,704  2,859,258  2,834,360  2,785,730  2,734,948
  Accumulated
   depreciation  (601,688)  (575,459)  (549,769)  (524,165)  (498,776)
               -------------------------------------------------------
    Net operating
     real estate
     assets     2,298,016  2,283,799  2,284,591  2,261,565  2,236,172
  Properties
   under
   development,
   including
   land           189,119    236,529    242,682    264,259    285,636
  Investment in
   joint
   ventures        11,033      9,994     10,247     10,919     15,386
  Investment in
   third party
   development
   properties           -          -          -          -          -
               -------------------------------------------------------
    Total real
     estate
     assets     2,498,168  2,530,322  2,537,520  2,536,743  2,537,194
Accounts
 receivable -
 affiliates        25,997      7,141      6,736      6,444      5,843
Notes receivable
  Affiliates            -          -          -      1,800      1,800
  Other            50,433     24,289     21,314     17,664     17,614
Other assets,
 net (a)           40,951     39,497     40,959     43,143     41,827
Cash and cash
 equivalents        3,357      2,341      1,550      1,945        405
Restricted
 cash               6,655      4,058      4,258      4,365      4,216
               -------------------------------------------------------
    Total
     assets    $2,625,561 $2,607,648 $2,612,337 $2,612,104 $2,608,899
               =======================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Notes payable
    Unsecured  $1,277,879 $1,248,852 $1,236,681 $1,208,513 $1,177,347
    Secured       231,798    232,953    240,711    248,481    249,669
Accounts
 payable           26,150     24,025     34,580     36,978     36,189
Accrued real
 estate taxes      27,407     31,444     20,822     12,782     26,827
Accrued
 expenses and
 other
 liabilities       50,111     51,266     44,226     51,397     48,144
Distributions
 payable           30,946     30,698     30,663     30,639     30,541
               -------------------------------------------------------
    Total
     liabil-
     ities      1,644,291  1,619,238  1,607,683  1,588,790  1,568,717

Commitments and
 contingencies

Minority interests
  Units convertible
   into perpetual
   preferred
   shares         149,815    149,815    149,815    149,815    149,815
  Units
   convertible
   into common
   shares          46,570     47,382     48,354     49,621     50,914
               -------------------------------------------------------
    Total minority
     interests    196,385    197,197    198,169    199,436    200,729

Shareholders' equity
  Common shares
   of beneficial
   interest           483        481        480        479        479
  Additional
   paid-in
   capital      1,330,512  1,321,103  1,320,045  1,318,649  1,314,592
  Distributions
   in excess of
   net income    (297,808)  (281,256)  (261,577)  (241,960)  (224,756)
  Unearned
   restricted
   share awards   (11,875)   (12,667)   (15,477)   (16,282)   (13,714)
  Treasury
   shares, at
   cost          (236,427)  (236,448)  (236,986)  (237,008)  (237,148)
               -------------------------------------------------------
    Total
     shareholders'
     equity       784,885    791,213    806,485    823,878    839,453
               -------------------------------------------------------
    Total
     liabilities
     and
     shareholders'
     equity    $2,625,561 $2,607,648 $2,612,337 $2,612,104 $2,608,899
               =======================================================

(a) includes net
    deferred
    charges of:    $9,558     $8,691     $9,268     $9,925    $10,190


                                CAMDEN
                      NON-GAAP FINANCIAL MEASURES
                     DEFINITIONS & RECONCILIATIONS
               (In thousands, except per share amounts)
----------------------------------------------------------------------
(Unaudited)

This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
---
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion at the beginning of the period of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:

                                Three Months Ended Twelve Months Ended
                                   December 31,       December 31,
                                ------------------ -------------------
                                    2003     2002      2003      2002
                                --------- -------- --------- ---------
Net income                        $9,250  $38,278   $29,430   $74,612
Real estate depreciation from
 continuing operations            26,225   25,404   103,354    99,206
Real estate depreciation from
 discontinued operations               -      180         -     1,785
Adjustments for unconsolidated
 joint ventures                      526      621     2,114     2,289
(Gain) on sale of properties        (419)     (72)   (2,590)     (359)
(Gain) on sale of properties
 held in joint ventures                -        -    (1,436)      (37)
(Gain) on sale of discontinued
 operations                            -  (29,199)        -   (29,199)
Income allocated to units
 convertible into common shares      755      600     2,237     1,807
                                --------- -------- --------- ---------
    Funds from operations -
     diluted                     $36,337  $35,812  $133,109  $150,104
                                ========= ======== ========= =========

Weighted average number of
 common and common equivalent
 shares outstanding:
      EPS diluted                 41,903   40,951    41,354    44,216
      FFO diluted                 43,782   42,837    43,234    44,216

Net income per common share -
 diluted                           $0.22    $0.93     $0.71     $1.73
FFO per common share - diluted     $0.83    $0.84     $3.08     $3.39


Expected FFO
------------
Expected FFO is calculated in a method consistent with historical
FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                    1Q04 Range         2004 Range
                                   Low      High      Low      High
                                --------- -------- --------- ---------

Expected net income per share -
 diluted                           $0.14    $0.17     $0.58     $0.78
Expected real estate
 depreciation                       0.60     0.60      2.42      2.42
Expected adjustments for
 unconsolidated joint ventures      0.01     0.01      0.05      0.05
Expected income allocated to
 units convertible into common
 shares                             0.01     0.01      0.05      0.05
Expected (gain) on sale of
 properties held in joint
 ventures                           0.00     0.00      0.00      0.00
Expected (gain) on sale of
 properties                         0.00     0.00      0.00      0.00
                                --------- -------- --------- ---------
Expected FFO per share - diluted   $0.76    $0.79     $3.10     $3.30


Net Operating Income (NOI)
--------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                Three Months Ended Twelve Months Ended
                                   December 31,       December 31,
                                ------------------ -------------------
                                  2003     2002      2003      2002
                                --------- -------- --------- ---------
Net income                        $9,250  $38,278   $29,430   $74,612
Development and construction
 fees                             (1,453)  (1,472)   (5,567)   (4,497)
Management fees                     (421)    (458)   (1,709)   (1,767)
Other income                      (2,238)  (1,794)   (5,685)   (8,214)
Property management expense        2,660    2,807    10,154    10,027
Fee and asset management expense     679      897     3,908     2,499
General and administrative
 expense                           4,305    4,249    16,231    14,439
Other expenses                         -      538     1,389     2,790
Losses related to early
 retirement of debt                    -        -         -       234
Interest expense                  19,955   18,837    75,414    71,499
Amortization of deferred
 financing costs                     711      635     2,634     2,165
Depreciation                      26,743   25,936   105,442   101,177
Gain on sale of properties          (419)     (72)   (2,590)     (359)
Equity in income of joint
 ventures                            (48)      22    (3,200)     (366)
Distributions on units
 convertible into perpetual
 preferred shares                  3,093    3,218    12,747    12,872
Income allocated to units
 convertible into common shares      755      600     2,237     1,807
Income from discontinued
 operations                            -     (871)        -    (3,134)
Gain on sale of discontinued
 operations                            -  (29,199)        -   (29,199)
                                --------- -------- --------- ---------
  Net Operating Income (NOI)     $63,572  $62,151  $240,835  $246,585

"Same Property" net operating
 income                          $54,816  $55,761  $213,418  $224,623
Non-"Same Property" net
 operating income                  6,788    5,374    23,036    15,999
Development and Lease-Up net
 operating income                  1,918        -     4,173         -
Dispositions / Other net
 operating income                     50    1,016       208     5,963
                                --------- -------- --------- ---------
  Net Operating Income (NOI)     $63,572  $62,151  $240,835  $246,585


EBITDA
------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                Three Months Ended Twelve Months Ended
                                   December 31,       December 31,
                                ------------------ -------------------
                                  2003     2002      2003      2002
                                --------- -------- --------- ---------
Net income                        $9,250  $38,278   $29,430   $74,612
Interest expense                  19,955   18,837    75,414    71,499
Losses related to early
 retirement of debt                    -        -         -       234
Amortization of deferred
 financing costs                     711      635     2,634     2,165
Depreciation                      26,743   25,936   105,442   101,177
Distributions on units
 convertible into perpetual
 preferred shares                  3,093    3,218    12,747    12,872
Income allocated to units
 convertible into common shares      755      600     2,237     1,807
Real estate depreciation from
 discontinued operations               -      180         -     1,785
Gain on sale of properties          (419)     (72)   (2,590)     (359)
Equity in income of joint
 ventures                            (48)      22    (3,200)     (366)
Gain on sale of discontinued
 operations                            -  (29,199)        -   (29,199)
                                --------- -------- --------- ---------
 EBITDA                          $60,040  $58,435  $222,114  $236,227



    CONTACT: Camden Property Trust
             Investor Relations
             Kim Callahan, 800-922-6336 or 713-354-2787
             http://www.camdenliving.com